UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 29, 2018

CARVER BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-13007	13-3904174
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

75 West 125th Street, New York, NY	10027-4512
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 360-8820

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(c)          On March 29, 2018, the Boards of Directors of Carver Bancorp, Inc. (the “Company”) and Carver Federal Savings Bank (the “Bank”), following receipt of non-objection by the Office of the Comptroller of the Currency (the “OCC”), appointed Sophia Haliotis as Senior Vice President and Chief Credit Officer. Ms. Haliotis previously served as Executive Vice President and Chief Credit Officer of BNB Hana Bank USA from 2015 through 2017. Ms. Haliotis also served as Senior Vice President and Chief Credit Officer of Community National Bank from 2013 to 2015 and continued to serve in that role when Community National Bank was acquired by BNB Hana Bank USA. Ms. Haliotis has over 30 years in the financial services industry with several financial institutions in the New York metro area.

Ms. Haliotis is not a party to any transaction with the Company or the Bank that would require disclosure under Item 404(a) of Regulation S-K.

(d)          On March 29, 2018, the Boards of Directors of the Company and the Bank, following receipt of non-objection by the OCC, appointed Robert W. Mooney to the Boards of Directors of the Company and the Bank.

Robert W. Mooney is Chief Executive Officer of the Mooney Group, LLC in Washington, D.C. Mr. Mooney retired after a 26-year career at the FDIC, which included serving as National Director of the FDIC’s Minority Depository Institutions and Community Development Financial Institutions Program. During his tenure with the FDIC, Mr. Mooney held multiple senior leadership positions in compliance and consumer affairs. The Company’s Board of Directors has appointed Mr. Mooney to serve until the 2018 Annual Meeting of Stockholders. Mr. Mooney has been appointed by the Company’s Board of Directors to the Compliance Committee and the Nominating/Corporate Governance Committee.

Mr. Mooney is not a party to any transaction with the Company or the Bank that would require disclosure under Item 404(a) of Regulation S-K.

A copy of the press release announcing Mr. Mooney’s appointment is attached as Exhibit 99.1

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired. Not Applicable.

(b)	Pro forma financial information. Not Applicable.

(c)	Shell company transactions: Not Applicable.

(d)	Exhibits.

The following Exhibit is attached as part of this report:

Exhibit Number	Description
99.1	Press release dated April 2, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CARVER BANCORP, INC.

DATE: April 4, 2018	By:	/s/ Michael T. Pugh
Michael T. Pugh
President and Chief Executive Officer